Supplement, dated August 1, 2005, to the following
                       Prospectuses of the Seligman Funds:

                    Class I Shares Prospectus, dated February
                     1, 2005, for Seligman Investment Grade
                             Fixed Income Fund, Inc.

            Class I Shares Prospectus, each dated March 1, 2005, for Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

            Class I Shares Prospectuses, each dated May 2, 2005, for
        Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman High-Yield Bond Series,
         Seligman Income and Growth Fund, Inc., Seligman LaSalle Monthly Dividend Real Estate Fund and Seligman Value Fund Series, Inc.

Under the sub-heading "How to Buy Fund Shares", the last sentence of the first paragraph is amended and restated as follows:

      Class I shares may be purchased only by (i) a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement ("Benefit Plan") with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I Shares of that Seligman fund, and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the NSCC or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) ("Affiliated Benefit Plans") may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.